Exhibit 99.1

Contacts:

Kevin Gregory	Mark Trinske
Senior Vice President, Chief Financial Officer	Vice President, Investor Relations
(734) 997-4925	(734) 997-4910
kevin.gregory@proquest.com	mark.trinske@proquest.com

PROQUEST COMPANY EXPANDS BOARD,

ANNOUNCES TWO NEW BOARD APPOINTMENTS

William J. White to Retire From Board

ANN ARBOR, Mich., September 13, 2004 – ProQuest Company (NYSE: PQE), a leading publisher of information solutions for the education, automotive, and power equipment markets, has amended its bylaws to expand the number of directors permitted to serve on the Board from nine to ten. This amendment is effective immediately. At the same time, the company appointed Michael S. Geltzeiler, senior vice president and chief financial officer of The Reader’s Digest Association, Inc. and Frederick J. Schwab, former president and chief executive officer of Porsche Cars North America, to the company’s Board of Directors. Their terms will begin on September 21, 2004. Mr. Geltzeiler will serve on the Audit Committee of the Board of Directors.

“Today, we have enhanced our Board of Directors with the addition of executives from the publishing and automotive industries, each with significant financial and general management expertise,” said Alan Aldworth, chairman and chief executive officer of ProQuest Company. “I am extremely pleased to welcome both gentlemen to the Board of Directors,” added Aldworth.

David Brown, managing partner of Oak Hill Venture Partners and chairman of the Nominating and Governance Committee of the ProQuest Company Board of Directors, said, “The Board and ProQuest management identified fields of expertise and qualifications that would improve the Board’s effectiveness, and made it a priority to add directors with strong financial experience from the publishing and automotive industries. Having spent significant time with both of them, I can attest that Mike Geltzeiler and Fred Schwab are accomplished, insightful,

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ethical, independent, and energetic individuals. They will provide ProQuest’s senior management team with additional skilled resources to assist in executing the company’s long-term strategy.”

Michael S. Geltzeiler

Michael Geltzeiler brings expertise of the highest caliber in the publishing and information solutions industries and the area of accounting and financial control. In 2001 he was recruited for the position of senior vice president and chief financial officer of The Reader’s Digest Association, Inc. In this role he has helped to transform its financial organization, improve investor confidence and lead the company’s turnaround efforts.

“I’m excited to be joining the ProQuest Board of Directors at this time in the company’s history,” said Geltzeiler. “ProQuest Company has innovative, high-quality products that are well known in the publishing industry, and it has shown an impressive ability to generate significant cash flow, high-quality earnings and shareholder value. I’m pleased to have this opportunity to work with the management of this solid company to augment its growth.”

Previously, Mr. Geltzeiler was senior vice president and chief financial officer for ACNielsen, after serving as controller and treasurer. Before joining ACNielsen, he was with Dun & Bradstreet (now known as D&B) for 17 years in a variety of senior financial positions at the corporate office and several subsidiaries. Mr. Geltzeiler is a certified public accountant and has extensive international business experience.

Mr. Geltzeiler is also a member of the Board of Directors for the Madison Square Boys and Girls Club and the Westchester County Association.

Frederick J. Schwab

Frederick Schwab brings extensive knowledge of automotive company operations and finance to the ProQuest Company Board. As president and chief executive officer of Porsche Cars North America (PCNA) from 1992 until his retirement in March 2003, Mr. Schwab was responsible for the import and distribution of Porsche cars and parts, and for all North

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American service functions. Under his leadership, car sales increased by more than five times, PCNA returned to profitability, and North America became the most important market in the world for Porsche cars.

“During my many years in the automotive industry I saw ProQuest’s products used and heard of their positive reputation, and have seen their products and markets evolve,” said Schwab. “I believe my experience will be directly relevant to their further development, and look forward to contributing to ProQuest Company’s strategy.”

Mr. Schwab, a certified public accountant, joined PCNA in 1985 as executive vice president of finance & administration, was appointed senior vice president in 1988, and was promoted to president and chief executive officer in 1992. Prior to joining PCNA he was with Fruehauf Corporation and Touche Ross & Company, where he was a partner.

Mr. Schwab is also a member of the National Board of Directors of the Hope Foundation and the Board of Michigan State University’s Eli Broad College of Business. He also serves as a director to Indus, International Inc., and is a Board member for Boyd Gaming Corporation, where he serves as chairman of the Audit Committee and a member of the Corporate Governance Committee.

William J. White to Retire From Board

ProQuest Company also announced today that William J. White will retire from the company’s Board of Directors effective September 20, 2004. Mr. White is the most senior of three past and present chief executive officers of the company on the Board, and as such has offered his resignation. Mr. White has been a director since 1990. He served as chairman and chief executive officer of Bell & Howell Company (ProQuest Company’s predecessor) from 1990 to 1997.

“Bill White has made enormous contributions to this company during his 14 years of service,” said Aldworth. “He guided the transformation of Bell & Howell into a technology-oriented company in the 1990s, and most importantly, under his leadership, Bell & Howell

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Company returned successfully to the public markets in 1995. ProQuest Company management and the Board of Directors thank Bill for his years of dedicated service to ProQuest Company, and wish him the best,” Aldworth added.

About ProQuest Company

ProQuest Company (NYSE: PQE) is based in Ann Arbor, Mich., and is a leading publisher of information solutions for the education, automotive and power equipment markets. We provide products and services to our customers through two business segments: Information and Learning and Business Solutions. Through our Information and Learning segment, which primarily serves the education market, we collect, organize and publish content from a wide range of sources including newspapers, periodicals and books. Our Business Solutions segment is primarily engaged in the delivery in electronic form of comprehensive parts and service information to the automotive market. Its products transform complex technical data, like parts catalogs and service manuals, into easily accessed electronic information. For the world’s automotive manufacturers and their dealer networks, ProQuest also secures business-to-business information and retail performance management services.

Forward-Looking Statements

Some of the statements contained herein constitute forward-looking statements. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our markets’ actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. These risks and other factors you should specifically consider include, among other things, the company’s ability to successfully integrate acquisitions and reduce costs, global economic conditions, product demand, financial market performance, and other risks listed under “Risk Factors” in our regular filings with the Securities and Exchange Commission. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential”, “continue”, “projects”, “intends”, “prospects”, “priorities”, or the negative of such terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially.

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